Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT TO STOCKHOLDERS AGREEMENT

This First Amendment to Stockholders Agreement (this “Amendment”) is entered into as of October 24, 2016, by and among Hilton Worldwide Holdings Inc., a Delaware corporation (the “Company”), and each of the other parties identified on the signature pages hereto (the “Investor Parties”). Capitalized terms not defined herein shall have the meanings given to such terms in the Stockholders Agreement, dated as of December 17, 2013, by and among the Company and the Investor Parties (the “Existing Agreement”).

WHEREAS, the parties hereto have entered into the Existing Agreement, and in connection with the transactions contemplated by the Stock Purchase Agreement, dated as of the date hereof (the “Stock Purchase Agreement”), by and among the Investor Parties and HNA Tourism Group Co., Ltd., the parties hereto desire to amend the Existing Agreement as set forth in this Amendment; and

WHEREAS, Section 4.3 of the Existing Agreement provides that the Existing Agreement may be amended by a written instrument executed by the Company and the Investor Parties.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties agree to amend the Existing Agreement and further agree as follows:

Section 1. Amendment to Existing Agreement.

(a) Section 2.1(a) of the Existing Agreement is hereby amended and restated in its entirety as follows:

“Following the Closing Date, the Blackstone Designator shall have the right, but not the obligation, to designate, and the individuals nominated for election as Directors by or at the direction of the Board or a duly-authorized committee thereof shall include, a number of individuals such that, upon the election of each such individual, and each other individual nominated by or at the direction of the Board or a duly-authorized committee of the Board, as a Director and taking into account any Director continuing to serve as such without the need for re-election, the number of Blackstone Designees (as defined below) serving as Directors of the Company will be equal to: (i) if the Pre-IPO Owners collectively Beneficially Own 50% or more of the total Common Stock as of the record date for such meeting, 50% of the Total Number of Directors, rounded down to the nearest whole number; (ii) if the Pre-IPO Owners collectively Beneficially Own at least 40% (but less than 50%) of the total Common Stock as of the record date for such meeting, 40% of the Total Number of Directors, rounded down to the nearest whole number; (iii) if the Pre-IPO Owners collectively Beneficially Own at least 30% (but less than 40%) of the total Common Stock as of the record date for such meeting, 30% of the Total Number of Directors, rounded down to the nearest whole number; (iv) if the Pre-IPO Owners collectively Beneficially Own at least 20% (but less than 30%) of the total Common Stock as of the record date for such meeting, either (A) 20% of the Total Number of Directors, rounded down to the nearest whole number, if the Total Number of Directors is 10 or greater, or (B) the lowest whole number that is greater than 20% of the Total Number of Directors if the Total Number of Directors is less than 10; and (v) if the Pre-IPO Owners collectively Beneficially Own at least 5% (but less than 20%) of the total Common Stock as of the record date for such meeting, the lowest whole number that is greater than 10% of the Total Number of Directors.”.

(b) Section 2.1(e) of the Existing Agreement is hereby deleted in its entirety.

Section 2. Other Terms Not Affected. Except as amended by this Amendment, the Existing Agreement remains in full force and effect in accordance with its terms.

Section 3. Effectiveness. This Amendment shall become effective upon the Closing (as defined in the Stock Purchase Agreement), provided that such Closing occurs prior to October 31, 2017, and until the Closing (if any), this Amendment shall be of no force or effect and shall create no rights or obligations on the part of any party hereto.

Section 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws thereof.

[Remainder Of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Stockholders Agreement on the day and year first above written.

COMPANY:

HILTON WORLDWIDE HOLDINGS INC.

By:	/s/ Kevin J. Jacobs
Name:	Kevin J. Jacobs
Title:	Chief Financial Officer

INVESTOR PARTIES:

HLT HOLDCO II LLC

By:	/s/ Tyler S. Henritze
Name:	Tyler S. Henritze
Title:	Vice President, Secretary and Managing
Director

HLT HOLDCO III LLC

By:	/s/ Tyler S. Henritze
Name:	Tyler S. Henritze
Title:	Vice President, Secretary and Managing
Director

HLT BREH VI HOLDCO LLC

By:	/s/ Tyler S. Henritze
Name:	Tyler S. Henritze
Title:	Vice President, Secretary and Managing
Director

HLT BREP VI.TE.2 HOLDCO LLC

By:	/s/ Tyler S. Henritze
Name:	Tyler S. Henritze
Title:	Vice President, Secretary and Managing
Director

HLT BREH INTL II HOLDCO LLC

By:	/s/ Tyler S. Henritze
Name:	Tyler S. Henritze
Title:	Vice President, Secretary and Managing
Director

HLT A23 BREH VI HOLDCO LLC

By:	/s/ Tyler S. Henritze
Name:	Tyler S. Henritze
Title:	Vice President, Secretary and Managing
Director

HLT A23 HOLDCO LLC

By:	/s/ Tyler S. Henritze
Name:	Tyler S. Henritze
Title:	Vice President, Secretary and Managing
Director